                                                                     Exhibit 1.1

                             SCOPE METALS GROUP LTD.

                                  [___] Shares

                                 Ordinary Shares
                         (NIS 1.00 par value per Share)

                             UNDERWRITING AGREEMENT

[___________,] 2007

                             UNDERWRITING AGREEMENT

                                                              [_______, __] 2007

UBS Securities LLC
as Managing Underwriter
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

          Scope Metals Group Ltd., an Israeli corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom you are acting as representative, an aggregate of [_] ordinary shares (the "Firm Shares"), NIS 1.00 par value per share (the "Ordinary Shares"), of the Company. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the
Underwriters the option to purchase from the Company up to an additional [_]
Ordinary Shares (the "Additional Shares"). The Firm Shares and the Additional
Shares are hereinafter collectively sometimes referred to as the "Shares." The
Shares are described in the Prospectus which is referred to below.

          The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange
Commission (the "Commission") a registration statement on Form F-1 (File No.
333-146654) under the Act, including a prospectus, relating to the Shares.

          Except where the context otherwise requires, "Registration Statement,"
as used herein, means the registration statement, as amended at the time of such registration statement's effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the "Effective Time"), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus filed with the Commission pursuant to Rule 424(b)
under the Act, to the extent such information is deemed, pursuant to Rule 430A or Rule 430C under the Act, to be part of the registration statement at the
Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.

          The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Shares, copies of one or more preliminary prospectuses relating to the Shares. Except where the context otherwise requires, "Preliminary Prospectus," as used herein, means each such preliminary prospectus, in the form so furnished.

          Except where the context otherwise requires, "Prospectus," as used herein, means the prospectus relating to the Shares filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the time it became effective under the Act, in each case in the form furnished by the Company to you for use by the
Underwriters and by dealers in connection with the offering of the Shares.

          "Permitted Free Writing Prospectuses," as used herein, means the documents listed on Schedule B attached hereto and each "road show" (as defined in Rule 433 under the Act), if any, related to the offering of the Shares contemplated hereby that is a "written communication" (as defined in Rule 405 under the Act) (each such road show, an "Electronic Road Show").

          The Underwriters have not offered or sold and will not offer or sell, without the Company's consent, any Shares by means of any "free writing prospectus" (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.

          "Disclosure Package," as used herein, means any Preliminary Prospectus together with any combination of one or more of the Permitted Free Writing
Prospectuses, if any.

          As used in this Agreement, "business day" shall mean a day on which the National Association of Securities Dealers Automated Quotation National
Market System (the "NASDAQ") and the Tel Aviv Stock Exchange (the "TASE") are
open for trading. The terms "herein," "hereof," "hereto," "hereinafter" and similar terms, as used in this Agreement, shall in each case refer to this
Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term "or," as used herein, is not exclusive.

          The Company has prepared and filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"), a registration statement (as amended, the "Exchange Act Registration Statement") on Form 8-A (File No.
000-[____]) under the Exchange Act to register, under Section 12(b) of the
Exchange Act, the class of securities consisting of the Ordinary Shares.

          The Company and the Underwriters agree as follows:

     1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the respective number of Firm Shares (subject to such adjustment as UBS Securities LLC ("UBS")
may determine to avoid fractional shares) which bears the same proportion to the total number of Firm Shares to be sold by the Company as the

                                      -2-

number of Firm Shares set forth opposite the name of such Underwriter in
Schedule A annexed hereto, subject to adjustment in accordance with Section 9 hereof, bears to the total number of Firm Shares, in each case at a purchase price of $[__] per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm
Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

          In addition, the Company hereby grants to the several Underwriters the option (the "Over-Allotment Option") to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the
Underwriters to the Company for the Firm Shares. The Over-Allotment Option may
be exercised by UBS on behalf of the several Underwriters at any time and from time to time on or before the thirtieth (30th) day following the date of the
Prospectus, by written notice to the Company at the address provided in Section
12 hereof. Such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an "additional time of purchase"); provided, however, that no additional time of purchase shall be earlier than the "time of purchase" (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of
Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as UBS may determine to eliminate fractional shares), subject to adjustment in accordance with Section 9 hereof. Upon any exercise of the Over-Allotment Option, the number of Additional Shares to be purchased from the Company shall be subject to such adjustment as UBS may determine solely to eliminate fractional shares.

     2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company by Federal Funds wire transfer against delivery of the certificates for the Firm Shares to you through the facilities of The
Depository Trust Company ("DTC") for the respective accounts of the
Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York
City time, on [closing date], 2007 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of
Section 9 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the "time of purchase." Electronic transfer of the
Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

          Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

          Deliveries of the documents described in Section 7 hereof with respect to the purchase of the Shares shall be made at the offices of White & Case LLP at 1155 Avenue of the Americas, New York, NY 10036, at 9:00 A.M., New York City
time, on the date of the closing of the purchase of the Firm Shares or the
Additional Shares, as the case may be.

                                      -3-

     3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

          (a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the
     Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the
     Commission preventing or suspending the use of any Preliminary Prospectus or Permitted Free Writing Prospectus, or the effectiveness of the
     Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company's knowledge, are contemplated by the Commission; the Exchange Act Registration Statement has
     become effective as provided in Section 12 of the Exchange Act;

          (b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary
     Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such
     Preliminary Prospectus was first filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented (including by means of one or more Free Writing Prospectuses), include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented (including by means of one or more Free Writing
     Prospectuses), together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the date that it is filed with the Commission, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a)
     of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the
     Commission and ends at the later of the time of purchase, the latest

                                      -4-

     additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented (including by means of one or more Free Writing
     Prospectuses), include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     at no time during the period that begins on the date of any Permitted Free
     Writing Prospectus and ends at the time of purchase did or will any
     Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Preliminary
     Prospectus, the Prospectus or any Permitted Free Writing Prospectus in
     reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such
     Preliminary Prospectus, the Prospectus or such Permitted Free Writing
     Prospectus;

          (c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any
     "prospectus" (within the meaning of the Act) or used any "prospectus"
     (within the meaning of the Act) in connection with the offer or sale of the
     Shares, in each case other than the Preliminary Prospectuses and the
     Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing
     Prospectus except in compliance with Rules 164 and 433 under the Act;
     assuming that such Permitted Free Writing Prospectus is accompanied or preceded by the most recent Preliminary Prospectus that contains a price range or the Prospectus, as the case may be, and that such Permitted Free
     Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the
     Commission), the sending or giving, by any Underwriter, of any Permitted
     Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule
     433 (without reliance on subsections (b), (c) and (d) of Rule 164); the
     Preliminary Prospectus dated [insert date of red herring actually distributed], 2007 is a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the
     Act, including a price range where required by rule; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g)
     of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, "free writing prospectuses" (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an "ineligible issuer" (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the
     Act with respect to the offering of the Shares contemplated by the
     Registration Statement; the parties hereto agree and understand that the content of any and all "road shows" (as defined in Rule 433 under the Act)
     related to the offering of the Shares contemplated hereby is solely the property of the Company; the Company has caused there to be made available at least one version of a "bona fide electronic road show" (as defined in

                                      -5-

     Rule 433 under the Act) in a manner that, pursuant to Rule 433(d)(8)(ii)
     under the Act, causes the Company not to be required, pursuant to Rule
     433(d) under the Act, to file, with the Commission, any Electronic Road
     Show;

          (d) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the
     Registration Statement, the Preliminary Prospectuses and the Prospectus
     entitled "Capitalization" and "Description of share capital" (and any similar sections or information, if any, contained in any Permitted Free
     Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the
     Registration Statement, the Preliminary Prospectuses and the Prospectus
     entitled "Capitalization" and "Description of share capital" (and any similar sections or information, if any, contained in any Permitted Free
     Writing Prospectus) (subject, in each case, to the issuance of Ordinary
     Shares upon the exercise of warrants disclosed as outstanding in the
     Registration Statement (excluding the exhibits thereto), each Preliminary
     Prospectus and the Prospectus; all of the issued and outstanding shares of capital stock, including the Ordinary Shares, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable Israeli and United States securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the NASDAQ;

          (e) the Company has been duly incorporated and is validly existing as a corporation under the laws of the Israel, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectuses,
     the Prospectus and the Permitted Free Writing Prospectuses, if any, to
     execute and deliver this Agreement and to issue, sell and deliver the
     Shares to be sold by it as contemplated herein;

          (f) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either
     (i) have a material adverse effect on the business, properties, condition
     (financial or otherwise), earnings, results of operations, shareholders'
     equity or prospects of the Company and its Subsidiaries (as defined below)
     taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) prevent the Ordinary Shares from being accepted for listing on, or result in the delisting of Ordinary
     Shares from the NASDAQ or the TASE (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a
     "Material Adverse Effect");

          (g) the Company has no subsidiaries other than as set forth in the
     Registration Statement under the caption "Business" (collectively, the

                                      -6-

     "Subsidiaries"); the Company's material subsidiaries are
     Primapol-Metal-Spot, s.r.o., Shintu Inc., Materials Technology Solutions
     LLC., Hadco Metal Trading Co., LLC and Gilinox s.r.l. (collectively, the
     "Material Subsidiaries"), the Company owns, directly or indirectly, all of the issued and outstanding capital stock or membership or other equity interests, as applicable, of each of the Subsidiaries except as described in the Registration Statement; other than the capital stock or membership or other equity interests, as applicable, of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the memorandum of association or articles of association of the Company or other organizational documents of each Subsidiary and all amendments thereto have been delivered to you, and, no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase; each Subsidiary has been duly organized and is validly existing as a corporation or other business entity in good standing under the laws of the jurisdiction of its organization (as applicable), with full power and authority to own, lease and operate its respective properties and to conduct its respective business as described in the Registration Statement, the Preliminary
     Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses,
     if any; each Subsidiary is duly qualified to do business as a foreign corporation or other business entity and is in good standing in each jurisdiction (as applicable) where the ownership or leasing of its respective properties or the conduct of its respective business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material
     Adverse Effect; all of the outstanding shares of capital stock or other membership interests, as applicable, of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

          (h) the Shares to be sold by the Company pursuant hereto have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights except as described in the Registration Statement; the Shares to be sold by the
     Company pursuant hereto, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company's memorandum of association or articles of association or any agreement or other instrument to which the
     Company is a party;

          (i) the capital stock of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus
     and the Permitted Free Writing Prospectuses, if any; and the certificates for the Shares when issued will be in due and proper form;

                                      -7-

          (j) this Agreement has been duly authorized, executed and delivered by the Company;

          (k) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i)
     its memorandum of association or articles of association (or other similar organizational document), or (ii) any material indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of their respective properties may be bound or affected, except for such breaches, violations or defaults that would not, individually or in the aggregate, result in a Material Adverse
     Effect, or (iii) any material United States federal, state, local or
     Israeli or other foreign law, regulation or rule, or any rule or regulation of the NASDAQ or TASE or (iv) any material decree, judgment or order applicable to it or any of its properties;

          (l) the execution, delivery and performance of this Agreement, the issuance and sale of the Shares to be sold by the Company pursuant hereto, and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (i) the memorandum of association or articles of association of (or other similar organizational document) the Company or any of the Subsidiaries, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected (other than the consent required from Bank Leumi USA pursuant to the loan agreement entered into between Bank Leumi USA, Materials
     Technology Solutions LLC and Hadco Metal Trading Co., LLC on January 24,
     2007 which has been obtained as of the date hereof), or (iii) any United
     States federal, state, local or Israeli or other foreign law, regulation or rule, or any rule or regulation of the NASDAQ or TASE or (iv) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties;

          (m) no approval, authorization, consent or order of or filing with any
     United States federal, state, local or Israeli or other foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ and the

                                      -8-

     TASE), or approval of the shareholders of the Company, is required in connection with the issuance and sale of the Shares to be sold by the
     Company pursuant hereto or the consummation of the transaction contemplated hereby, other than (i) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (iii) under the Conduct Rules of the National
     Association of Securities Dealers, Inc. (the "NASD") or (iv) as may be
     required by the TASE or any other applicable Israeli authority, [which approvals have been obtained as of the date hereof](1); subject to the
     Underwriters' compliance with their obligations hereunder, the Company is not required to publish a prospectus in Israel under the laws of the State of Israel;

          (n) (i) except as set forth in the Registration Statement, the
     Preliminary Prospectuses, the Prospectus and any Free Writing Prospectus,
     no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any Ordinary Shares or shares of any other capital stock or other equity interests of the Company, (ii) no person or entity has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Ordinary Shares or shares of any other capital stock of or other equity interests in the Company other than as set forth in the
     Registration Statement and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares; no person has the right, contractual or otherwise, to cause the Company to register under the Act any Ordinary
     Shares or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration
     Statement or the offering contemplated thereby, except as contemplated in the Registration Statement, the Preliminary Prospectuses, the Prospectus
     and any Free Writing Prospectus;

          (o) Except as set forth in the Registration Statement, the Preliminary
     Prospectuses, the Prospectus and any Free Writing Prospectus, each of the
     Company, the Material Subsidiaries and Edit Industrial Buildings Ltd. has
     all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under United States (including any state law), Israeli or any other applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from the appropriate United States (including any state law), Israeli or other foreign regulatory authority, in order to conduct their respective businesses, except for such licenses, authorizations, consents, approvals and filings the failure to so obtain or the failure to so file would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company, Materials Technology Solutions LLC and Hadco Metal Trading
     Co., LLC has all necessary export licenses required under United States
     (including any state law), Israeli or any other applicable law, regulation or rule; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to the revocation or modification of, any such license, authorization, consent or approval or any United States federal, state, local or Israeli or other foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

----------
(1)  Approval pending.

                                      -9-

          (p) there are no actions, suits, claims, investigations or proceedings pending or, to the Company's knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any
     United States federal, state, local or Israeli or other foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ and the
     TASE), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect;

          (q) Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, whose report on the consolidated financial statements of the Company and the consolidated subsidiaries is included in the Registration Statement, the Preliminary Prospectuses and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public
     Company Accounting Oversight Board;

          (r) the audited consolidated financial statements of the Company included in the Registration Statement, the Preliminary Prospectuses, the
     Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules thereto, present fairly, in all material respects, the consolidated financial position of the Company and the subsidiaries as of the dates indicated and have been prepared in compliance with the requirements of the Act and the Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all pro forma financial statements or data included in the Registration Statement, the Preliminary
     Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses,
     if any, comply, in all material respects, with the requirements of the Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus
     and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented and (except with respect to statistical data not prepared by the Company or its Subsidiaries) prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, any Preliminary Prospectus or the
     Prospectus that are not included as required; the Company and the
     Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), each
     Preliminary Prospectus and the Prospectus; and all disclosures contained in

                                      -10-

     the Registration Statement, the Preliminary Prospectuses, the Prospectus
     and the Permitted Free Writing Prospectuses, if any, regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;

          (s) subsequent to the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses, the
     Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole,
     (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent
     (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiaries or (v) except as contemplated in the Registration Statement, the Preliminary Prospectuses,
     the Prospectus, and any Free Writing Prospectus, respectively, any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary;

          (t) the Company has obtained for the benefit of the Underwriters the agreement (a "Lock-Up Agreement"), in the form set forth as Exhibit A hereto, of (i) each of its directors and "officers" (within the meaning of
     Rule 16a-1(f) under the Exchange Act),(ii) Cotserv Commercial and Technical
     Services, Ltd. and (iii) FIMSCO Holdings Ltd.;

          (u) the Company is not, and, after giving effect to the offering and sale of the Shares, will not be, an "investment company" or an entity
     "controlled" by an "investment company," as such terms are defined in the
     Investment Company Act of 1940, as amended (the "Investment Company Act")
     or a "passive foreign investment company" or a "controlled foreign corporation," as such terms are defined in the Internal Revenue Code of
     1986, as amended (the "Internal Revenue Code");

          (v) except as described in the Registration Statement, the Preliminary
     Prospectuses, the Prospectus and any Free Writing Prospectus, the Company
     and each of the Subsidiaries have good and marketable title to all property
     (real and personal) described in the Registration Statement, the
     Preliminary Prospectuses, the Prospectus and the Permitted Free Writing
     Prospectuses, if any, as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances, except where the failure to possess marketable title would not individually, or in the aggregate, materially and adversely affect the value of such property or the actual or proposed use thereof; all the property described in the
     Registration Statement, the Preliminary Prospectuses, the Prospectus and
     the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases with such exceptions as do not individually, or in the aggregate, materially interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;

                                      -11-

          (w) each of the Company and the Material Subsidiaries owns or possesses all trademarks (both registered, if any, and unregistered), tradenames, service names and other proprietary information described in the Registration Statement, the Preliminary Prospectuses, the Prospectus
     and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses (collectively, the "Intellectual Property"), except where failure to own or possess such Intellectual Property would not, individually or in the aggregate, result in a Material Adverse Effect, and the Company is unaware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of the Material
     Subsidiaries with respect to the Intellectual Property. Neither the Company nor any of the Material Subsidiaries has infringed or is infringing the intellectual property of a third party, and neither the Company nor any
     Material Subsidiary has received notice of a claim by a third party to the contrary;

          (x) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries before the
     National Labor Relations Board or the Israeli labor courts, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company's knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company or any of the
     Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (ii) to the Company's knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the
     Subsidiaries, (iii) there has been no violation of any United States, federal, state, local or Israeli or other foreign law relating to discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws concerning the employees of the Company or any of the Subsidiaries; the Company is in compliance with the labor and employment laws and collective bargaining agreements applicable to its employees in Israel except where non-compliance would not reasonably be expected to have a Material Adverse Effect and (iv) (A) each "employee benefit plan" (within the meaning of Section 3(3) of the Employee
     Retirement Security Act of 1974, as amended ("ERISA")) for which the
     Company, any Subsidiary or any member of a "Controlled Group" (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as
     amended (the "Code")) that includes the Company or any Subsidiary would have any liability (each a "Plan") has been maintained and administered in substantial compliance with its terms and with the requirements of all applicable statutes, rules and regulations, including ERISA and the Code;
     (B) none of the Company, any Subsidiary or any ERISA Affiliate sponsors, maintains or contributes to, or has ever sponsored, maintained or contributed to (or been obligated to sponsor, maintain or contribute to),
     (a) a "multiemployer plan" as defined in Section 3(37) or Section

                                      -12-

     4001(a)(3) of ERISA, (b) a multiple employer plan within the meaning of
     Section 4063 or Section 4064 of ERISA or Section 413 of the Code, (c) an
     employee benefit plan, fund, program, contract or arrangement that is subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the
     Code or (d) a "multiple employer welfare arrangement," as defined in
     Section 3(4) of ERISA; (C) each Plan that is intended to be qualified under
     Section 401(a) of the Code has received or is entitled to rely upon a favorable determination or opinion letter from the IRS and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification; and (D) neither the
     Company nor any Subsidiary has incurred any material liability in connection with any non-exempt prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975;

          (y) (i) the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material
     Adverse Effect; (ii) there are no past, present or, to the Company's knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the
     Company or any Subsidiary with, Environmental Laws; (iii) except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (A) to the Company's
     knowledge, is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or, to the Company's knowledge, threatened action, suit or proceeding, (D) is bound by any judgment, decree or order or (E) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein,
     "Environmental Law" means any United States federal, state, local or
     Israeli or other foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

          (z) all returns, statements, forms and reports for taxes (the
     "Returns") required by law to be filed by or with respect to the income, properties or operations of the Company and its Material Subsidiaries have been timely filed with the appropriate taxing authorities. The Returns accurately reflect in all material respects all liability for taxes of the
     Company for the periods covered thereby. Each of the Company and its
     Subsidiaries has paid all taxes payable by them other than those contested

                                      -13-

     in good faith and adequately disclosed in the financial statements of the
     Company and its Subsidiaries and for which adequate reserves have been established in accordance with applicable generally accepted accounting principles. There is no action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of the Company, threatened by any authority regarding any taxes relating to the Company and its
     Subsidiaries. The Company has not entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the
     Company, nor is aware of any circumstances that would cause the taxable years or other taxable periods of the Company not to be subject to the normally applicable statute of limitations;

          (aa) assuming that none of the Underwriters is otherwise subject to taxation in Israel and except as described in the Registration Statement, the Preliminary Prospectuses, the Prospectus or the Permitted Free Writing
     Prospectus, if any, no stamp, or other issuance or transfer taxes or duties, fees or charges and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to Israel or the
     United States or any political subdivision or taxing authority thereof or therein in connection with (i) the issuance of the Shares in the manner contemplated hereby or (ii) the sale and delivery by the Underwriters of the Shares as contemplated herein;

          (bb) the Company, each of the Material Subsidiaries and Edit
     Industrial Buildings Ltd. maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company, the Material Subsidiaries, Edit Industrial Buildings
     Ltd. and each of their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any Material Subsidiary nor Edit Industrial Buildings Ltd. has reason to believe that it will not be able to renew any such insurance as and when such insurance expires;

          (cc) except as otherwise described in the Registration Statement, neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any Preliminary
     Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or
     referred to or described in, or filed as an exhibit to, the Registration
     Statement, and no such termination or non-renewal has been threatened in writing by the Company or any Subsidiary or, to the Company's knowledge, any other party to any such contract or agreement;

          (dd) except as otherwise described in the Registration Statement, the
     Company and each of the Subsidiaries each maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i)
     transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally

                                      -14-

     accepted accounting principles and to maintain accountability for assets;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (ee) each "forward-looking statement" (within the meaning of Section
     27A of the Act or Section 21E of the Exchange Act) contained in the
     Registration Statement, the Preliminary Prospectuses, the Prospectus and
     the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis and in good faith;

          (ff) all statistical or market-related data included in the
     Registration Statement, the Preliminary Prospectuses, the Prospectus and
     the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate in all material respects, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

          (gg) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or would reasonably be expected to cause or result in, under the Exchange Act, the Israel Securities Law of 1968, as amended (the "ISL")
     or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (hh) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "Foreign Corrupt Practices
     Act"); and the Company, the Subsidiaries and, to the knowledge of the
     Company, its affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith;

          (ii) the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the
     Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws"); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company's knowledge, threatened;

                                      -15-

          (jj) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any United States sanctions administered by the Office of Foreign Assets
     Control of the United States Treasury Department ("OFAC"); and the Company
     will not directly or indirectly use the proceeds of the offering of the
     Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC;

          (kk) except as otherwise provided in the Registration Statement, no
     Material Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Material Subsidiary's property or assets to the Company or any other
     Subsidiary of the Company, except as described in the Registration
     Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus;

          (ll) the issuance and sale of the Shares to be sold by the Company as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company;

          (mm) except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement;

          (nn) to the Company's knowledge, there are no affiliations or associations between (i) any member of the NASD and (ii) the Company or any of the Company's officers, directors or 5% or greater security holders or any beneficial owner of the Company's unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the
     Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectuses and the Prospectus;

          (oo) neither the Company nor any of its Subsidiaries nor any of its or
     their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise)
     under the laws of Israel;

          (pp) this Agreement is in proper legal form for enforcement against the Company in Israel, provided that to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement in Israel, it is not necessary that either of them be filed or recorded or enrolled with any court or authority in Israel or that any stamp, registration or similar tax be paid in Israel, other than court costs, including filing fees and deposits to guarantee judgment required by Israeli law and regulations;

                                      -16-

          (qq) any final and conclusive monetary judgment against the Company of any competent New York State or Federal court sitting in New York City under this Agreement shall be recognized and enforced by the courts of
     Israel, without re-examining or re-litigating the merits of the original action, provided the following conditions are met (the existence or non-existence of which would be determined by the applicable Israeli court):

               (i)   no more than five (5) years has elapsed from the date the
                     judgment was granted (unless there is an agreement between the country of origin or for any other reason specified by the law);

               (ii)  adequate service of process has been effected and the defendant has had a reasonable opportunity to defend;

               (iii) such judgment or the enforcement thereof is not contrary to the public policy of the State of Israel and its
                     enforcement does not impair the security or sovereignty of the State of Israel;

               (iv)  such judgment was not obtained by fraudulent means and does not conflict with any other valid judgment in the same
                     matter between the same parties;

               (v)   an action between the same parties in the same matter is
                     not pending in any Israeli court at the time the lawsuit is instituted in a foreign court;

               (vi)  such judgment is enforceable in the State of New York; and

               (vii) the judgment was rendered by a court of law which was not authorized to render such judgment under the rules of
                     private international law currently prevailing in Israel.

          Upon compliance with the above, the courts in Israel shall enforce a final and conclusive monetary judgment rendered by any New York State or
     Federal court sitting in New York City, in accordance with the procedure applicable to the enforcement of final and conclusive foreign judgments in
     Israel under the provisions of the Enforcement of Foreign Judgments Law
     1958. To enforce a foreign judgment in Israel, a judgment must be submitted to the applicable Israeli court, in the form of a legalized and officially translated copy. The applicable Israeli court will hear arguments from the party against whom enforcement is sought, but such hearing will be limited to aspects relating to such enforcement and not to substantive issues resolved in the foreign judgment.

          As of the date hereof, there is no treaty between Israel and the
     United States on the enforcement of foreign judgments. In practice, due to the difficulties of proving in each case whether the reciprocity rule on the enforcement of foreign judgments applies or not in respect of a specific country, the Israeli court's approach on the matter has generally been that the reciprocity requirement is to be interpreted with extreme caution and has been given limited application. In general, the Israeli courts will enforce foreign judgments, unless it is proved to the Israeli court that the country from which the foreign judgment originates, does not give legal recognition specifically to Israel judgments (i.e. enemy states); and

                                      -17-

          (rr) the Company has validly and irrevocably submitted to the personal jurisdiction of any court of the State of New York located in the City and
     County of New York or of any court in the United States of America in the
     Southern District of New York, has validly and irrevocably waived any objection to the venue of a proceeding in any such court and the Company has validly and irrevocably appointed Hadco Metal Trading Co., LLC as its authorized agent for service of process.

          In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the
Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

     4. Certain Covenants of the Company. The Company hereby agrees:

          (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided, however, that in connection therewith, the Company shall not be required to qualify as a foreign corporation, subject itself to taxation in any jurisdiction or to consent to the service of process under the laws of any such jurisdiction
     (except service of process with respect to the offering and sale of the
     Shares and as contemplated in this Agreement); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the
     Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the
     Act or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and amendment or amendments or supplement or supplements to the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

          (c) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Shares may be sold, the
     Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and

                                      -18-

     the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such
     Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in accordance with such Rules);

          (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments to the Registration Statement or the Exchange Act Registration Statement, amendments or supplements to any
     Preliminary Prospectus, the Prospectus or any Permitted Free Writing
     Prospectus or for additional information with respect thereto, or of notice of the institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the
     Commission should enter a stop order suspending the effectiveness of the
     Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Exchange
     Act Registration Statement, amendments or supplements to any Preliminary
     Prospectus or the Prospectus, and to provide you and Underwriters' counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall reasonably object in writing (unless the
     Company is advised by reputable counsel that it is required by law to make such filing on such date);

          (e) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the
     Act or any similar rule) in connection with any sale of Shares, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise UBS promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the
     Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 4(d) hereof, to prepare and promptly furnish, at the Company's expense, to the Underwriters such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

          (f) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period, but in any case not later than June 30, 2009;

          (g) to furnish to you three copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto
     (including all exhibits thereto) and sufficient copies of the foregoing
     (other than exhibits) for distribution of a copy to each of the other
     Underwriters;

                                      -19-

          (h) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent registered public accountants, as stated in their letter to be furnished pursuant to Section 7(e) hereof;

          (i) to apply the net proceeds to the Company from the sale of the
     Shares in the manner set forth under the caption "Use of proceeds" in the
     Prospectus and to file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required by Rule 463 under the Act;

          (j) to comply with Rule 433(d) under the Act (without reliance on
     164(b) under the Act) and with Rule 433(g) under the Act;

          (k) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the Prospectus (the "Lock-Up
     Period"), without the prior written consent of UBS, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of
     Section 16 of the Exchange Act and the rules and regulations of the
     Commission promulgated thereunder, with respect to, any Ordinary Shares or any other securities of the Company that are substantially similar to
     Ordinary Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Ordinary Shares or any other securities of the Company that are substantially similar to Ordinary
     Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii)
     enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Ordinary
     Shares or any other securities of the Company that are substantially similar to Ordinary Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Shares as contemplated by this
     Agreement and (B) issuances of Ordinary Shares upon the exercise of warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus;
     provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up
     Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on

                                      -20-

     the last day of the Lock-Up Period, then the restrictions imposed by this
     Section 4(k) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;

          (l) except as required by law, prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and to hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, prospects or liabilities of the Company or any Subsidiary, or the offering of the
     Shares, without your prior consent, which consent shall not be unreasonably withheld, conditioned or delayed;

          (m) not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares by means of any
     "prospectus" (within the meaning of the Act), or use any "prospectus"
     (within the meaning of the Act) in connection with the offer or sale of the
     Shares, in each case other than the Prospectus;

          (n) not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (o) to use its best efforts to cause the Shares, to be quoted on the
     NASDAQ and to maintain such quotation on the NASDAQ; and

          (p) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Ordinary
     Shares.

     5. Covenant to Pay Costs. The Company agrees to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the
Registration Statement, each Preliminary Prospectus, the Prospectus, each
Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this
Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and Custody Agreements and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), if any, (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers in an amount, with respect to such blue sky survey or legal investment survey, not to exceed $5,000, (v) any listing of the Shares on any securities exchange

                                      -21-

or qualification of the Shares for quotation on the NASDAQ and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to NASD matters,
(vii) the fees and disbursements of any transfer agent or registrar for the
Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants (excluding any such costs incurred by the Underwriters), and 50% of the cost of any aircraft chartered in connection with the road show, (ix) the costs and expenses of qualifying the Shares for inclusion in the book-entry settlement system of the
DTC, (x) the preparation and filing of the Exchange Act Registration Statement, including any amendments thereto, and (xi) the performance of the Company's other obligations hereunder. It is understood, however, that except as provided in this Section 5 and Sections 6 and 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their counsel, and 50% of the cost of any aircraft chartered in connection with the road show.

     6. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 9 hereof or the default by one or more of the
Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 5 hereof, reimburse the Underwriters for all of their out of pocket expenses, including the fees and disbursements of their counsel.

     7. Conditions of Underwriters' Obligations. The several obligations of the
Underwriters hereunder are subject to the accuracy of the respective representations and warranties on the part of the Company on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company of each of its obligations hereunder and to the following additional conditions precedent:

          (a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Morrison &
     Foerster LLP, United States counsel for the Company, addressed to the
     Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other
     Underwriters, and in form and substance satisfactory to UBS, in the form set forth in Exhibit B hereto.

          (b) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Yoram L.
     Cohen, Ashlagi, Fisher, Eshel, Israeli counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other
     Underwriters, and in form and substance satisfactory to UBS, in the form set forth in Exhibit C hereto.

                                      -22-

          (c) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Klein & Hill,
     United States counsel for Hadco Metal Trading Co., LLC, Shintu Inc., and
     Materials Technology Solutions L.L.C., addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS, in the form set forth in Exhibit D hereto.

          (d) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of JUDr.
     Ladislav Mauer, Czech Republic counsel for Primapol-Metal-Spot, s.r.o., addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to
     UBS, in the form set forth in Exhibit E hereto.

          (e) You shall have received from Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, letters dated, respectively, the date of this Agreement, the date of the Prospectus, the time of purchase and, if applicable, the additional time of purchase, and addressed to the
     Underwriters (with executed copies for each of the Underwriters) in the forms previously approved by and satisfactory to UBS, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus
     and the Permitted Free Writing Prospectuses, if any.

          (f) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinions of
     White & Case LLP and Haim Samet, Steinmetz, Haring & Co., United States and
     Israeli counsel, respectively, for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS.

          (g) No Prospectus or amendment or supplement to the Registration
     Statement or the Prospectus shall have been filed to which you shall have reasonably objected in writing.

          (h) The Registration Statement, the Exchange Act Registration
     Statement and any registration statement required to be filed, prior to the sale of the Shares, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act or the Exchange Act, as the case may be. If Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

          (i) Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act;
     (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material

                                      -23-

     fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Preliminary Prospectuses or the
     Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing
     Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (j) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief
     Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit F hereto.

          (k) You shall have received each of the signed Lock-Up Agreements referred to in Section 3(t) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

          (l) The Company shall have furnished to you such other documents and certificates as you may reasonably request.

          (m) The Shares shall have been approved for quotation on the NASDAQ, subject only to notice of issuance and evidence of satisfactory distribution at or prior to the time of purchase or the additional time of purchase, as the case may be.

          (n) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

     8. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

          The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS, if (i) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Preliminary
Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if
any, there has been any change or any development involving a prospective change

                                      -24-

in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of UBS, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses, the
Prospectus and the Permitted Free Writing Prospectuses, if any, or (ii) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the
NYSE, the American Stock Exchange, the TASE or the NASDAQ; (B) a suspension or material limitation in trading in the Company's securities on the NASDAQ or
TASE; (C) a general moratorium on commercial banking activities declared by either United States federal, New York State or Israeli authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or in Israel; (D) an outbreak or escalation of hostilities or acts of terrorism involving Israel or the United States or a declaration by Israel or the United States of a national emergency or war; or
(E) any other calamity or crisis or any change in financial, political or economic conditions in Israel or the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of UBS, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the
Registration Statement, the Preliminary Prospectuses, the Prospectus and the
Permitted Free Writing Prospectuses, if any, or (iii) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Material Subsidiary by any rating agency then providing a rating to the Company or any Material Subsidiary.

          If UBS elects to terminate this Agreement as provided in this Section
8, the Company and each other Underwriter shall be notified promptly in writing.

          If the sale to the Underwriters of the Shares, as contemplated by this
Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5, 6 and 10 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 10 hereof) or to one another hereunder.

     9. Increase in Underwriters' Commitments. Subject to Sections 7 and 8
hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 7 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the
Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting
Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.

                                      -25-

          Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that they will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

          If a new Underwriter or Underwriters are substituted by the
Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five (5) business days in order that any necessary changes in the Registration Statement and the
Prospectus and other documents may be effected.

          The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

          If the aggregate number of Firm Shares which the defaulting
Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five (5) business day period stated above for the purchase of all the
Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company.
Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such
Underwriter under this Agreement.

     10. Indemnity and Contribution.

          (a) The Company agrees to indemnify, defend and hold harmless each
     Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or
     Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration
     Statement as amended by any post-effective amendment thereto by the
     Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter

                                      -26-

     furnished in writing by or on behalf of such Underwriter through you to the
     Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any "issuer information" (as defined in Rule 433 under the Act) of the
     Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such
     Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or
     Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or
     Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

          (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its partners, directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim
(including the reasonable cost of investigation) which, jointly or severally, the Company, or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such
Underwriter through you to the Company expressly for use in, the Registration
Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration
Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated
in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such
Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Prospectus or a Permitted Free Writing
Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in

                                      -27-

     the Prospectus or such Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

          (c) If any action, suit or proceeding (each, a "Proceeding") is brought against a person (an "indemnified party") in respect of which indemnity may be sought against the Company or an Underwriter (as applicable, the "indemnifying party") pursuant to subsection (a) or (b)
     respectively, of this Section 10, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such
     Proceeding and such indemnifying party shall assume the defense of such
     Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise, except to the extent that such indemnifying party has been prejudiced in any material respect by such failure. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such
     Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that, except as provided in Section 10(a) such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 10(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of

                                      -28-

     the indemnified party effect any settlement of any pending or threatened
     Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

          (d) If the indemnification provided for in this Section 10 is unavailable to an indemnified party under subsections (a) and (b) of this
     Section 10 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the
     Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the
     Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

          (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d)
     above. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

                                      -29-

     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint.

          (f) The indemnity and contribution agreements contained in this
     Section 10 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by
     or on behalf of the Company, its respective directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares to be sold by the
     Company pursuant hereto. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of its officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Preliminary Prospectus, the Prospectus or
     any Permitted Free Writing Prospectus.

     11. Information Furnished by the Underwriters. The statements set forth in the last sentence of the last paragraph on the cover page of the Prospectus, the name of the Underwriters on the cover page of the Prospectus and the name of the
Underwriters under the caption "Underwriting" in the Prospectus and the statements set forth in the fourth, fifth, first three sentences and the fifth sentence of the eighth, thirteenth, fourteenth, fifteenth, sixteenth, seventeenth, eighteenth and twenty first paragraphs under the caption
"Underwriting" in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 10 hereof.

     12. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to
UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention:
Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at Re'em
Industrial Park, P.O.B. 3, Bnei Ayish 60860, Israel, Attention: Shmuel Shiloh,
Chief Executive Officer.

     13. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

                                      -30-

     14. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the
State of New York located in the City and County of New York or in the United
States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this
Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) each waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

     15. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 10 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation
(including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

     16. No Fiduciary Relationship. The Company hereby acknowledges that the
Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company's securities. The Company further acknowledges that the
Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm's length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the
Company, its management, shareholders or other equity holders, as applicable, or creditors or any other person in connection with any activity that the
Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company's securities, either before or after the date hereof. The
Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this
Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the
Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company's securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

                                      -31-

     17. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

     18. Successors and Assigns. This Agreement shall be binding upon the
Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and any of the
Underwriters' respective businesses and/or assets.

     19. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities.
Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

 [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

                                      -32-

          If the foregoing correctly sets forth the understanding among the
Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company and the Underwriters, severally.

                                        Very truly yours,
                                        SCOPE METALS GROUP LTD.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Accepted and agreed to as of the date
first above written, on behalf of itself
and the other several Underwriters named
in Schedule A

UBS SECURITIES LLC

By: UBS SECURITIES LLC

By:
    ------------------------------------
    Name:
    Title:

By:
    ------------------------------------
    Name:
    Title:

                                   SCHEDULE A

                                                                      Number of
Underwriter                                                          Firm Shares
------------------------------------------------------------------   -----------
UBS SECURITIES LLC................................................        [____]
CIBC WORLD MARKETS CORP...........................................
JEFFERIES & CO., INC..............................................
                                                                          ------
   Total..........................................................        [____]
                                                                          ======

                                    EXHIBIT A

                                Lock-Up Agreement

                                                           ___________ ___, 2007

UBS Securities LLC
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement
referred to herein

299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

          This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by Scope Metals Group Ltd., an Israeli corporation (the "Company") and you and the other underwriters named in Schedule A to the Underwriting
Agreement, with respect to the public offering (the "Offering") of Ordinary
Shares, par value NIS 1.00 per share, of the Company (the "Ordinary Shares").

          In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the "Lock-Up Period") beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC, (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the
Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange
Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Exchange Act") with respect to, any Ordinary Shares or any other securities of the Company that are substantially similar to
Ordinary Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (b)
enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Ordinary Shares or any other securities of the Company that are substantially similar to Ordinary
Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise or (c) publicly announce an intention to effect any transaction specified in clause (a) or (b). The foregoing sentence shall not apply to (a) the registration of the offer and sale of Ordinary Shares as contemplated by the Underwriting Agreement and the sale of the Ordinary Shares to the Underwriters (as defined in the Underwriting Agreement) in the

                                     A-1-1

Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, (c)
dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up
Agreement, (d) transfers by way of testate or intestate succession or by operation of law, provided that the relevant transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, (e) if the undersigned is, or controls, a corporation, partnership, limited liability company or similar entity, transfers to the stockholders, partners, members or similar persons of such entity, provided that such stockholders, partners, members or similar persons of such entity agree in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, or (f) the establishment of any contract, instruction or plan that (i) satisfies all of the requirements of
Rule 10b5-1(c)(1)(i)(B) and (ii) has been reviewed and approved in writing by
UBS Securities LLC (each a "Plan"), provided, that, such Plan(s) shall not be amended, modified and/or supplemented during the Lock-Up Period without the prior written consent of UBS Securities LLC, and provided, further, that, prior to the expiration of the Lock-Up Period (i) no sales of Ordinary Shares or of securities convertible into, or exchangeable or exercisable for, Ordinary
Shares, shall be made pursuant to such a Plan and (ii) the existence and content of such Plan(s) shall be kept confidential and shall not be disclosed to the public. For purposes of this paragraph, "immediate family" shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

     In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Ordinary Shares in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC, make any demand for, or exercise any right with respect to, the registration of Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, or warrants or other rights to purchase Ordinary Shares or any such securities.

          Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up
Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3)
business days after the date on which the issuance of the earnings release or the material news or material event occurs.

          In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any

                                     A-1-2

equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.

          The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Ordinary Shares.

                                      * * *

                                     A-1-3

         If (a) the Company notifies you in writing that it does not intend to proceed with the Offering, (b) the registration statement filed with the Commission with respect to the Offering is withdrawn or (c) for any reason the Underwriting Agreement shall be terminated prior to the "time of purchase"
(as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

                                        Yours very truly,

                                        ----------------------------------------

                                     A-1-4

                                    EXHIBIT B

                       OPINION OF MORRISON & FOERSTER LLP

1.   The Shares are duly listed, authorized and admitted for trading on The
     Nasdaq Global Market, subject to official notice of issuance and evidence of satisfactory distribution.

2.   To our knowledge, (i) the Company is not a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting
     Agreement, (ii) there is no pending or threatened action, suit, claim, investigation or proceeding by or before any United States federal, state, local or governmental agency, regulatory commission, board, authority or body or any arbitrator, involving the Company or its properties, either at law or in equity, of a character required to be disclosed in the
     Registration Statement which is not adequately disclosed in the
     Registration Statement, the Disclosure Package or the Prospectus, and (iii)
     there is no license, agreement, lease, franchise, contract or other document of a character required to be described in the Registration
     Statement, the Disclosure Package or the Prospectus, or required to be filed as an exhibit to the Registration Statement, which is not described or filed as required.

3.   The statements in the Registration Statement, the Disclosure Package and
     the Prospectus under the heading "Taxation and government programs--United
     States Federal Income Taxation," to the extent that such statements constitute matters of United States federal income tax law or legal conclusions with respect thereto, are a fair and accurate summary in all material respects of such matters and conclusions.

4.   The Registration Statement has become effective under the Act; any required filing of the Disclosure Package or the Prospectus, and any supplements thereto, pursuant to Rule 424 under the Act has been made in the manner and within the time period required by Rule 424 under the Act and in the manner and within the time period required by Rule 430A under the Act; and to our knowledge, no stop order with respect to the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act; the class of securities consisting of the Shares has become registered under Section 12(b) of the Exchange Act;
     and the Registration Statement, the Disclosure Package and the Prospectus
     (other than the financial statements and other financial information contained therein, as to which we express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder; and the conditions to the use of Form F-1 in connection with the offering and sale of the Shares as contemplated by the
     Underwriting Agreement have been satisfied.

5.   The Company is not and, immediately after giving effect to the offering and sale of the Shares by the Company, will not be, an "investment company" or an entity "controlled"

                                       B-1

     by an "investment company," as such terms are defined in the Investment
     Company Act of 1940, as amended.

6.   To our knowledge, the Company is not an "ineligible issuer" (as defined in
     Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement.

7.   No consent, approval, authorization, filing with or order of any United
     States federal or state court or approval, authorization, consent of or filing with any New York or any other United States federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the transactions contemplated in the
     Underwriting Agreement, except such as have been obtained under the Act and the Exchange Act, such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated in the Underwriting
     Agreement and in the Disclosure Package and the Prospectus and such other approvals as have been obtained as of the date of this opinion.

8.   The execution (it being understood that we are not passing upon, and express no opinion with respect to, the execution of the Underwriting
     Agreement under Israeli law, but are passing upon the application of the execution of the Underwriting Agreement under New York law) delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Shares to be sold by the Company pursuant to the Underwriting
     Agreement, and the consummation of the transactions contemplated by the
     Underwriting Agreement do not and will not result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under), or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to, (i) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument that is filed as an exhibit to the Registration Statement (collectively, the "Material Agreements")
     (except, with respect to such Material Agreements that are governed by the laws of a jurisdiction other than the State of New York, for such breaches, violations, liens, charges, encumbrances or defaults that would not reasonably be expected to have a Material Adverse Effect), (ii) United
     States federal laws or the laws of the States of New York, or (iii) any decree, judgment or order applicable to the Company or any of the
     Subsidiaries or any of their respective properties, which decree, judgment or order is known to us.

                                       B-2

9.   Except as otherwise set forth in the Registration Statement, the Disclosure
     Package or Prospectus and except as have otherwise been waived, no holders of securities of the Company have rights to the registration of the Shares or any other securities of the Company or to include such shares or interests in the Registration Statement or in the offering contemplated thereby.

10.  Under the laws of the State of New York relating to personal jurisdiction,
     (i) the Company has under the Underwriting Agreement, validly submitted to the personal jurisdiction of any state or federal court located in the
     State of New York, County of New York in any action arising out of or relating to the Underwriting Agreement and the transactions contemplated therein and has validly and effectively waived any objection to the venue of a proceeding in any such court as provided in Section 14 of the
     Underwriting Agreement, (ii) its appointment thereunder of Hadco Metal
     Trading Co., LLC as its authorized agent for service of process is valid, legal and binding, and (iii) service of process in the manner set forth in
     Section __ of the Underwriting Agreement will be effective to confer valid personal jurisdiction of such court over the Company.

11.  Assuming that none of the Underwriters has "notice" (within the meaning of
     Section 8-105 of the UCC of any "adverse claim" (as defined in Section
     8-102(a)(1) of the UCC) with respect to the Shares, upon physical delivery by or on behalf of the Company of the certificates evidencing such Shares
     (the "Delivered Shares") to UBS Securities LLC on behalf of the
     Underwriters, in the State of New York, through the facilities of The
     Depository Trust Company with share transfer deeds duly endorsed to UBS
     Securities LLC or in blank and upon registration of transfer by the issuer thereof, and payment therefor in accordance with the terms of the
     Underwriting Agreement, the Underwriters will become "protected purchasers"
     (as defined in Section 8-303(a) of the UCC) of the Delivered Shares, and
     acquire the Delivered Shares free of any "adverse claim" (as defined in
     Section 8-102(a)(1) of the UCC).

     In addition, we have participated in conferences with your representatives and your counsel and with officers and other representatives of the Company, its
Israeli counsel and its accountants concerning the Registration Statement, the
Disclosure Package and the Prospectus and have considered the matters required to be stated therein and the statements contained therein, although we have not independently verified the accuracy, completeness or fairness of such statements
(other than as stated in paragraph 3 above). We are also not passing upon, and do not assume any responsibility for ascertaining whether or when any of the information contained in the Disclosure Package was conveyed to any purchaser of the Shares. Based upon and subject to the foregoing, nothing has come to our attention that leads us to believe that (i) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the documents and information comprising the Disclosure Package, taken as a whole as of the date of the
Underwriting Agreement, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) under the Act or as of the date hereof, contained or

                                       B-3

contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and do not make any comment in this paragraph with respect to the financial statements, supporting schedules, footnotes, and other financial information contained in the Registration Statement, the Disclosure Package or the Prospectus).

     All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Underwriting Agreement.

                                       B-4

                                    EXHIBIT C

                OPINION OF YORAM L. COHEN, ASHLAGI, FISHER, ESHEL

[date]

UBS Securities LLC
as Managing Underwriter
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

We have acted as Israeli counsel to Scope Metals Group Ltd., an Israeli company
(the "Company"), in connection with the preparation and filing of a Registration
Statement on Form F-l, Registration No. [___] (as amended through the date hereof, and including the prospectus constituting a part thereof (the
"Prospectus"), the "Registration Statement"), filed under the United States
Securities Act of 1933, as amended (the "Securities Act") by the Company with the Securities and Exchange Commission (the "Commission") relating to (i) up to an aggregate of [______] Ordinary Shares (the "Shares") of a nominal value of
NIS 1 each of the Company, consisting of [__________] shares to be sold by the
Company and (ii) up [______] Shares which may be purchased by the underwriters if the underwriters exercise the option granted to them to cover over-allotments, all of such Shares (being sometimes collectively referred to herein as the "Securities") are being sold pursuant to an Underwriting Agreement
(the "Agreement"), a form of which is filed as an exhibit to the Registration
Statement.

This opinion is being delivered pursuant to the Agreement. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

In rendering the opinions set forth below, we have examined copies of the
Registration Statement and the exhibits attached thereto, the agreements, corporate documents, records, certificates of public officials, and such other documents, and we have reviewed such questions of law, as we have considered necessary and appropriate for the purposes of our opinions set forth below.

As to any facts material to this opinion that we did not or were unable to independently establish or verify, we have relied upon and assumed the accuracy of oral and written statements and representations of officers and other representatives of the Company and the representations and warranties of each party contained in the Agreement and other documents delivered pursuant thereto.

In rendering the opinions expressed below we have assumed, without independent investigation or verification of any kind, the authenticity of all documents submitted to us as originals, the genuineness of all signatures and the conformity to authentic originals of all documents submitted to us as copies. We have also assumed the legal capacity for all purposes of all natural persons. We have assumed, with respect to all parties (other than natural persons) to agreements or instruments relevant hereto (other than the Company) that such parties had the

                                       C-1

requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreements or instruments, that such agreements and instruments have been duly authorized by all requisite action (corporate or otherwise), executed and delivered by such parties and that such agreements and instruments are the valid, binding and enforceable obligations of such parties (in each case, other than with respect to the Company).

Additionally, we have further assumed that the Securities have not otherwise been "offered" to more than thirty-five "Investors" in Israel (other than to the entities mentioned in Appendix A (Hebrew) of the Israeli Securities Law,
5728-1968) (as all of such terms are interpreted pursuant to the Israel
Securities Law, 5728-1968).

We express no opinion herein with respect to the validity, binding nature or enforceability of any contract, agreement, instrument or other document that by its terms purports to be governed by the laws of any jurisdiction other than the
State of Israel.

Wherever our opinion is stated as being limited to our knowledge, such opinion is limited to the actual knowledge, acquired during the course of our representation of the Company, of the members of the Israeli bar who are members of or employed by this firm.

Based on the foregoing, and subject to the qualifications set forth herein, we are of the opinion as of the date hereof that:

1.   The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Israel, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the preliminary prospectus of the Company, dated [date], relating to the Shares the "Preliminary Prospectus"), the Prospectus and the Permitted Free
     Writing Prospectuses attached hereto as Annex A,

2.   Each of the Subsidiaries organized under the laws of the State of Israel has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the
     Preliminary Prospectus, the Prospectus and the Permitted Free Writing
     Prospectuses attached hereto as Annex A.

3.   The Company has the requisite corporate power and authority to execute and deliver the Underwriting Agreement and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the
     Shares as contemplated by the Underwriting Agreement.

4.   The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

5.   The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, the Preliminary Prospectus and the
     Prospectus (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus attached hereto as Annex A); all of the issued and outstanding shares of the share capital of the Company have

                                       C-2

     been duly authorized and validly issued, are fully paid and non-assessable and are free of statutory preemptive rights and, to our knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights, except with respect to the provisions of the shareholders agreement between FIMSCO Limited Partnership and Cotserv Commercial and
     Technical Services Ltd. dated March 14, 2006 (the "Shareholders
     Agreement");

6.   The Shares, including those to be sold by the Company pursuant to the
     Underwriting Agreement are free of statutory preemptive rights and, to our knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights except with respect to the provisions of the
     Shareholders Agreement.

7.   All of the outstanding shares of share capital of each of the Subsidiaries organized under the laws of the State of Israel have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectus and the Prospectus, are owned by the
     Company, in each case subject to no security interest, other encumbrance or adverse claim.

8.   The share capital of the Company, including the Shares, conforms in all material respects to the description thereof, if any, contained in the
     Registration Statement, the Preliminary Prospectus, the Prospectus and the
     Permitted Free Writing Prospectuses attached hereto as Annex A.

9.   Other than an approval from the Tel Aviv Stock Exchange, no approval, authorization, consent or order under any Israeli law or approval, authorization, consent of or filing with any Israeli governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares to be sold by the
     Company pursuant to the Underwriting Agreement or with the consummation by the Company of the transactions contemplated by the Underwriting Agreement.

10.  The Company is not required to publish a prospectus in the State of Israel with respect to any of the actions contemplated pursuant to the
     Registration Statement, the Preliminary Prospectus, the Prospectus and the
     Permitted Free Writing Prospectuses attached hereto as Annex A.

11.  The execution, delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Shares to be sold by the Company pursuant to the Underwriting Agreement, and the consummation of the transactions contemplated by the Underwriting Agreement do not and will not result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf)
     the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (i) the memorandum of association or the articles of association (or similar organizational document) of the Company or any of the Subsidiaries, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of

                                       C-3

     indebtedness, or any license, lease, contract or other agreement or instrument (collectively, "Agreements and Instruments") which is filed as an exhibit to the Registration Statement or is otherwise known by us to be an Agreement and Instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (iii) the laws of the State of Israel, or (iv)
     any decree, judgment or order applicable to the Company or any of the
     Subsidiaries or any of their respective properties, which decree, judgment or order is known by us.

12.  To our knowledge, (i) the Company is not a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting
     Agreement; and (ii) there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any Israeli governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement, the Preliminary Prospectus
     or the Prospectus but are not so described as required.

13.  The statements in the Registration Statement, the Preliminary Prospectus
     and the Prospectus under the headings "Risk Factors--It may be difficult and costly to enforce a U.S. judgment against us...," "Risk Factors--Your rights and responsibilities as a shareholder will be governed by Israeli law...," "Risk Factors--Provisions of Israeli law may delay, prevent or otherwise encumber a merger with, or an acquisition of, our company...,"
     "Dividend policy," "Management's discussion and analysis of financial condition and results of operations--Corporate Tax," "Business--Government
     Regulations," "Management--Compensation of Directors and Executive
     Officers," "Management--Board Practices," "Management--Approval of Related
     Party Transactions under Israeli Law," "Management--Indemnification of
     Officers and Directors and Limitation of Liability," "Description of Share
     Capital," "Israeli Tax Considerations" and "Enforceability of Civil
     Liabilities," insofar as such statements constitute summaries of documents or legal proceedings or refer to matters of Israeli law or legal conclusions with respect thereto, are accurate and complete in all material respects and present fairly the information purported to be shown.

14.  Except with respect to the provisions of the Share Purchase Agreement between the Company and FIMSCO Limited Partnership dated March 14, 2006, and the Registration Rights Agreement signed July 26, 2007, no person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration
     Statement or otherwise known to us, to cause the Company to register under the Act any Ordinary Shares or shares of any other share capital or other equity interest in the Company or to include any such shares or interest in the Registration Statement or the offering contemplated thereby.

15.  The choice of New York law to govern the Underwriting Agreement is binding upon the Company and, to the extent that procedural law of the State of
     Israel is complied with, will be upheld as a valid choice of law by the courts of Israel in any proceedings arising out of the Underwriting
     Agreement, based upon the current state of the law in the State of Israel and its

                                       C-4

     interpretation as reflected by Israeli case law and precedent, subject to the exercise of judicial discretion which may overturn such precedent, and provided that application of the foreign law would not generate a result deemed by a court to be incompatible with the public policy of the State of
     Israel.

16.  Subject to the limitations set forth under the heading "Enforceability of
     Civil Liabilities" in the Registration Statement, and, to the extent that procedural law of the State of Israel is complied with, the courts in the
     State of Israel will enforce a final judgment of a foreign court in a civil matter.

17.  We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, and representatives of the Underwriters at which the contents of the Registration Statement, the Preliminary Prospectuses, the Prospectus
     and the Permitted Free Writing Prospectuses were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration
     Statement, the Preliminary Prospectuses, the Prospectus or any Permitted
     Free Writing Prospectus (except as and to the extent stated in subparagraphs 5, 8 and 11 above), on the basis of the foregoing, nothing has come to our attention that causes us to believe that (i) the
     Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package (as defined below), as of the
     Applicable Time (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date, or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion in this paragraph 13 with respect to the financial statements and schedules, and other financial data derived therefrom, included in the Registration Statement, the Disclosure Package or the
     Prospectus). As used herein, (A) "Disclosure Package" means the Preliminary
     Prospectus together with the Permitted Free Writing Prospectuses attached hereto as Annex A and (B) "Applicable Time" means [________] ["A.M." /
     "P.M."], New York City time, on [________].

The opinions set forth above are further subject to the following qualifications and limitations:

(a) We are members of the Israel bar, and the opinions expressed herein are limited to questions of law arising under the internal laws of the State of
Israel, and we disclaim any opinion whatsoever with respect to matters governed by the laws of any other jurisdiction.

(b) Without limiting the generality of the above, we express no opinion as to the adequacy, accuracy, completeness or fairness of any of the financial statements or schedules or other financial data contained in the Registration
Statement, the exhibits thereto or the Prospectus.

                                       C-5

(c) Without limiting the generality of the above, we express no opinion as to the validity of any patents, trademarks, copyrights, or other intellectual property.

The opinions expressed herein are based upon the laws in effect on the date hereof, and we assume no obligation to revise or supplement this opinion should any such laws be changed by legislative or administrative action, judicial or administrative decision, or otherwise.

This opinion is being furnished for your sole use and benefit and the use and benefit of the other underwriters and their legal counsel, in connection with the transactions contemplated by the Agreement, and may not be relied upon by any other person or entity or published, quoted or otherwise used for any purpose whatsoever without our prior written consent.

                                Very truly yours,

                     Yoram L. Cohen, Ashlagi, Fisher, Eshel
                                   Law Offices

                                       C-6

                                    EXHIBIT D

                             OPINION OF KLEIN & HILL

[date]

UBS Securities LLC
as Managing Underwriter
299 Park Avenue
New York, New York 10171-0026

Re: Shintu Inc.

                          Hadco Metal Trading Co., LLC
                          Materials Technology Solutions LLC

Gentlemen:

     We have acted as legal counsel to Shintu Inc., a Delaware corporation
("Shintu"), Hadco Metal Trading Co., LLC, a Delaware limited liability company
("Hadco"), and Materials Technology Solutions LLC, a New Jersey limited liability company ("MTS") (Shintu, Hadco and MTS are sometimes individually referred to as a "Subsidiary" and collectively as the "Subsidiaries").

     In rendering the opinions hereinafter expressed, we have examined and relied upon [Amendment No. 1 to Form F-1 Registration Statement of Scope Metals
Group Ltd. ("Scope") submitted to the Securities and Exchange Commission on July
13, 2007] (the "Registration Statement"). This opinion is delivered pursuant to
Section 9(c) of the Underwriting Agreement (the "Underwriting Agreement"), dated as of [_____], 2007, among Scope and UBS Securities LLC, as representative of the several Underwriters named in Schedule A thereto. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Underwriting Agreement.

     We have been furnished with and have examined originals or copies certified or otherwise identified to our satisfaction of such corporate records and documents of the Subsidiaries, and other instruments, certificates of public officials, officers and representatives of the Subsidiaries, and we have made such examination of law, as we have deemed appropriate to enable us to give the opinions expressed below. In making such examination, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies. As to matters of fact material to such opinions, we have, when relevant facts were not independently established, relied upon the statements and the certificates furnished to us.

     Based upon and subject to the foregoing, we are of the opinion that:

          (i) Shintu has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware. Hadco has been duly formed and is validly existing as a limited liability company in good standing under the laws of Delaware. MTS has been duly formed and is validly existing as a limited liability company in good standing under the laws of New Jersey. Each
Subsidiary has full corporate or limited liability power and authority, as the

                                      D-1

case may be, to own, lease and operate its properties and to conduct its business as described in the Registration Statement, Prospectus or Preliminary
Prospectus.

          (ii) All of the outstanding shares of capital stock of Shintu have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement, Prospectus or
Preliminary Prospectus are owned by Scope, subject to no security interest, other encumbrance or adverse claim; and to our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in Shintu are outstanding. The entire membership interests of Hadco and MTS are owned by Shintu, subject to no security interest, other encumbrance or adverse claim; and to our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into ownership interests in either Hadco or MTS are outstanding.

          (iii) To the best of our knowledge, there is no pending or threatened action suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Subsidiary that is not disclosed in the Registration Statement, Prospectus or Preliminary Prospectus,
except, in each case, for such proceedings that would not, individually or in the aggregate, result in a Material Adverse Effect. "Material Adverse Effect"
means a material adverse effect on the assets, properties, liabilities, business or financial condition of any Subsidiary resulting in liability or damages in the amount of $50,000 or more.

          (iv) Each Subsidiary has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any of the laws of the United States, or any other applicable state, local or other foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in each case that are, both individually and in the aggregate, material to the conduct of its respective business, provided that this opinion is made to the best of our knowledge with respect to any requirement that a Subsidiary obtain an export license in connection with any product sale; none of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any of the laws of the United States, or any other applicable regulation or rule or any decree, order or judgment applicable to each such
Subsidiary, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

          Members of our firm are admitted to the Bar in the State of New York.
We do not express any opinion herein concerning the laws of any country, territory or jurisdiction other than the Federal laws of the United States of
America and the laws of the State of New York in respect of the matters referred to herein, except to the extent matters set forth in paragraphs (i), (ii) and
(iv) of our opinion relate to matters of Delaware Law and New Jersey Law.
Members of our firm are not admitted to the bar of the States of Delaware or New
Jersey, but the opinions expressed above with respect to Delaware Law and New
Jersey Law are based on our familiarity with the Delaware Limited Liability
Company Act and the New Jersey Limited Liability Company Act, respectively, in connection with transactions of a similar nature. We neither express nor imply any opinion as to the laws of any jurisdiction other than the Federal laws of the United States of America, and the laws of the States of New York, Delaware and New Jersey,

                                      D-2

as applied by courts of competent jurisdiction in the United States of America, in each case as such laws are in effect on the date hereof.

The opinions expressed in this letter (a) are strictly limited to the matters stated in this letter and, without limiting the foregoing, no other opinions or confirmations of facts are to be implied; and (b) speak only as of the date hereof, and we are under no obligation, and do not undertake, to advise you or any other person or entity of changes of law or fact that occur after the date of this letter, even though the change may affect the legal analysis, a legal conclusion or an informational confirmation in this letter.

                                      D-3

                                    EXHIBIT E

                         OPINION OF JUDr. LADISLAV MAUER

[date]

Reference number: 1083/2007
Prague, [INSERT CLOSING DATE], 2007

UBS SECURITIES LLC
AS MANAGING UNDERWRITER
299 PARK AVENUE
NEW YORK, NEW YORK 10171-0026

SUBJECT: DECLARATION

     I, JUDr. Ladislav Mauer, am an attorney-at-law, a member of the Czech Bar
Chamber, Reg. No 3582 and my registered office and mailing address is Praha 5,
Na Sklonku 397/5. Reference is hereby made to that certain Underwriting
Agreement (the "Underwriting Agreement") dated [____], 2007 among Scope Metals
Group Ltd. (the "Company") and UBS Securities LLC as the
representative of the several Underwriters named in Schedule A thereto. All capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Underwriting Agreement.

     At the request of my client PRIMAPOL-METAL-SPOT s.r.o. ("Primapol"), the registered office of which is located at Praha 1, Stare Mesto, Dlouha 727/39 and whose company registration number is 271 87 098, I

                                 HEREBY DECLARE

     Primapol's registered office is located at Praha 1, Stare Mesto, Dlouha
727/39, PSC 110 00 and its company registration number is 27107098.

     Primapol was founded in accordance with Czech law.

     Since November 12, 2004, Primapol has been registered in the Commercial
Register which is maintained by The Municipal Court in Prague, division C, insertion 102923.

          (v) Primapol was duly incorporated and is validly existing as a corporation in good standing under the laws of Czech Republic, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, Prospectus or
Preliminary Prospectus.

          (vi) The registered capital of Primapol amounts to CZK 200.000. Such registered capital is paid in full and is owned by Scope Metals Group Ltd. which is located at P.O. Box 3, Bne Ayish, Park Reem (Mivza), 60860, Israel. All
outstanding shares of capital stock of Primapol are non-assessable and, except as otherwise stated in the Registration

                                      E-1

Statement, Prospectus or Preliminary Prospectus, in each case, are subject to no security interest, other encumbrance or adverse claim; and to our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in Primapol are outstanding.

          (vii) To the best of our knowledge, there is no pending or threatened action suit or proceeding by or before any court of governmental agency, authority or body or any arbitrator involving Primapol that is not disclosed in the Registration Statement, Prospectus or Preliminary Prospectus, except, in each case, for such proceedings that would not, individually or in the aggregate, result in a Material Adverse Effect.

          (viii) Primapol has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any of the laws of Czech Republic, or any other applicable state, local or other foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in each case that are, both individually and in the aggregate, material to the to conduct its respective business; Primapol is not in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any of the laws of Czech Republic, or any other applicable regulation or rule or any decree, order or judgment applicable to Primapol, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

                                      E-2

                                    EXHIBIT F

                              OFFICERS' CERTIFICATE

          Each of the undersigned, Shmuel Shiloh, Chief Executive Officer and
Chairman of Scope Metals Group Ltd., an Israeli corporation (the "Company"), and
Gil Haver, Chief Financial Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 7(j) of that certain Underwriting
Agreement dated [___], 2007 (the "Underwriting Agreement") among the Company, and UBS Securities LLC, as representative (the "Representative") of each of the several Underwriters (the "Underwriters") named in Schedule A to the
Underwriting Agreement, that as of [____], 2007:

1.   They have each reviewed the Registration Statement, the Preliminary
     Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.   The representations and warranties of the Company as set forth in the
     Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.   The Company has performed all of its obligations under the Underwriting
     Agreement as are to be performed at or before the date hereof.

4.   The conditions set forth in paragraph (i) of Section 7 of the Underwriting
     Agreement have been met.

          Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this [___], 2007.

                                     -------------------------------------------
                                     Name: Shmuel Shiloh
                                     Title: Chief Executive Officer and Chairman

                                     -------------------------------------------
                                     Name: Gil Haver
                                     Title: Chief Financial Officer

                                      F-1